                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 26, 2004
                                 --------------

                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         0-25918                   13-3672716
    --------                         -------                   ----------
(State or Other                    (Commission               (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
 Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
               ---------------------------------------------------

                     (Address of Principal Executive Office)

                                 (212) 239-0990
                                 --------------

                         (Registrant's telephone number,
                              including area code)

                   (Former Name, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits:

99.1        Press  release of  Everlast  Worldwide  Inc.  dated  March 26,  2004 announcing  results of operations and financial  condition as of its fiscal year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

On March 26, 2004,  Everlast  Worldwide Inc. announced its results of operations and financial  condition for its fiscal year ended  December 31, 2003.  Attached hereto as Exhibit 99.1 is a copy of the press release.

           [The remainder of this page was intentionally left blank.]
           ----------------------------------------------------------

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       EVERLAST WORLDWIDE INC.

March 30, 2004                         By: /s/  Matthew F. Mark
                                          --------------------------------------
                                          Name:  Matthew F. Mark
                                          Title: Chief Financial Officer